UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2025

BJ'S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue, Suite 300
Huntington Beach, California	92647
(Address of principal executive offices)	(Zip Code)

(714) 500-2400

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	BJRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)       On November 5, 2025, BJ’s Restaurants, Inc. (the “Company”) announced the appointment of Todd J. Wilson as the Company’s Executive Vice President and Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer effective December 15, 2025.

Since November 2022, Mr. Wilson has served as the Chief Financial Officer of Red Robin Gourmet Burgers, Inc. (NASDAQ: RRGB), a publicly traded full-service restaurant chain. Prior to joining Red Robin, from 2018 to 2022, Mr. Wilson served as the Chief Financial Officer of Hopdoddy Burger Bar, a privately held L Catterton Growth portfolio company. From 2016 to 2018, he was Vice President of Finance for Jamba Juice, a quick-service restaurant and juice bar. Prior to that, he served in progressive financial leadership roles at Bloomin’ Brands from 2006 to 2016. Mr. Wilson received his MBA from the University of South Florida and his bachelor’s degree from the University of Florida.

Effective November 8, 2025, Jacob J. Guild will no longer serve as the Company’s Principal Accounting Officer.

Effective November 8, 2025, William J. Atkins, who is currently serving as Interim Principal Financial Officer, will also serve as the Company’s Interim Principal Accounting Officer until December 14, 2025, at which time he will also cease to serve as the Company’s Interim Principal Financial Officer.

(e)        On October 30, 2025, the Company entered into a letter agreement with Mr. Wilson pursuant to which he was appointed as the Company’s Executive Vice President and Chief Financial Officer effective December 15, 2025 (the “Letter Agreement”). The following is a brief summary of the material terms of the Letter Agreement, which is qualified in its entirety by the terms of the Letter Agreement, which is attached hereto and incorporated herein as Exhibit 10.2.

Base Salary. Base salary shall be $575,000 per year.

Bonus Opportunity. Annual Bonus opportunity target shall be no less than 65% of Mr. Wilson’s base salary with a current multiplier of 85% to 115% of the bonus opportunity based on individual impact and performance.

Relocation Expenses. Mr. Wilson will be provided a monthly housing allowance of $5,000 per month for six months. In addition, Mr. Wilson will be reimbursed for one round trip airline ticket per month between Austin and Los Angeles for 18 months following his start date.

Additional Benefits. Mr. Wilson shall receive perquisites consistent with those offered in his role as an executive officer of the Company, including the use of a company automobile or automobile allowance of up to $1,000 per month.

Signing Bonus and Initial Equity Grant. Mr. Wilson will receive a $250,000 signing bonus following his start date as an employee of the Company. In addition, Mr. Wilson will receive an initial equity grant having a grant date fair market value of $500,000 (the “New Hire Grant”). The New Hire Grant will vest in three annual installments beginning on January 15, 2027, and will be divided equally between restricted stock units and non-qualified stock options. In the event Mr. Wilson is terminated by the Company without “Cause” (as defined in the Letter Agreement) or resigns for “Good Reason” (as defined in the Letter Agreement), the New Hire Grant will vest in full.

Annual Equity Grants. Equity grants will be made at the discretion of the Board of Directors under the Company’s 2024 Equity Incentive Plan, as amended (together with any successor or replacement equity incentive plans, the “Plan”). The Company agreed that Mr. Wilson’s annual long-term equity incentive grant for 2026 will have a grant date fair market value of $750,000 and consist of a combination of non-qualified stock options, restricted stock units and performance units, which will be allocated equally among such awards and be subject to such vesting annually over three years (other than with respect to performance units which shall be subject to three year “cliff vesting”).

Termination; With or Without Cause. The Company may terminate Mr. Wilson’s employment at any time. In the event of termination by the Company without cause (for reasons other than your death or disability) or resignation by Mr. Wilson for Good Reason (which includes the Company’s failure to cure its material breach of this Letter Agreement), on or after the Effective Date, Mr. Wilson will be eligible to receive a severance payment of twelve (12) months of his then current base salary, and unless and until he is covered under another group health insurance plan, continuation of health insurance coverage, the Company will also pay Mr. Wilson an amount equivalent to the employer portion of his COBRA payments for the severance period.

Covenants. The Letter Agreement contains customary confidentiality, non-solicitation, and non-disparagement provisions.

The description of the Letter Agreement in this Item 5.02 is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Wilson and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. Mr. Wilson has not engaged in any transaction with the Company during the last fiscal year, and does not propose to engage in any transaction, that would be reportable under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release, dated November 5, 2025, relating to the matters described in Item 5.02 above, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liability of that section, and shall not be incorporated by reference into any other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Offer Letter, dated October 30, 2025, between Todd Wilson and the Company
99.1	Press Release dated November 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ'S RESTAURANTS, INC.
(Registrant)

Date: November 5, 2025	By:	/s/ Lyle D. Tick
Lyle D. Tick
Chief Executive Officer, President and Director (Principal Executive Officer)